UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 15, 2008

KINETIC CONCEPTS, INC.
(Exact Name of Registrant as Specified in its Charter)

TEXAS	001-09913	74-1891727
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8023 Vantage Drive San Antonio, Texas	78230
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (210) 524-9000

No change since last report
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 15, 2008, LifeCell Corporation (“LifeCell”), a wholly-owned subsidiary of Kinetic Concepts, Inc. (the “Company”), received a warning letter from the Food and Drug Administration (the “FDA”).

The FDA inspected LifeCell’s manufacturing facility in Somerville, New Jersey at various times between June 10 and September 3, 2008.  On September 3, the FDA issued a Form 483 identifying certain observed non compliance with Good Manufacturing Practice, or GMP, in the manufacture of LifeCell’s Strattice/LTM product.  The FDA also identified certain observed non compliance with Good Tissue Practice, or GTP, in the processing of LifeCell’s AlloDerm product.  The FDA regulates Strattice/LTM as a medical device and AlloDerm as a human cellular and tissue based product.

Following the inspections and receipt of initial observations, on September 8 and 16, 2008, LifeCell provided written responses to the FDA detailing proposed corrective actions.  On October 15, 2008, LifeCell received the warning letter, which reiterates several of the GMP observations relating to Strattice/LTM.  The warning letter did not cite any of the GTP observations relating to AlloDerm.

The Company takes these matters seriously and intends to respond timely and fully to the FDA’s requests, and believes that the FDA’s concerns can be resolved without a material impact on the Company’s business.  However, the Company cannot give any assurances that the FDA will be satisfied with its response to the warning letter or as to the expected date of the resolution of the matters included in the warning letter.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements concerning, among other things, management's outlook, estimates of future performance, expectations and other forward-looking information that are intended to qualify for the protections afforded “forward-looking statements” under the Private Securities Litigation Reform Act of 1995 and other laws and regulations.  These forward-looking statements are based on our current expectations and are subject to a number of risks and uncertainties that could cause actual results to be materially different from those in the forward-looking statements, such as changes in demand for our products, increased competition, changes in market conditions, political events, pending or future claims or litigation, technology advances, actions of regulatory agencies and changes in government regulations or the application or interpretation thereof.  Many of these important factors are outside of our control.  No assurance can be provided as to the outcome from litigation, regulatory actions, administrative proceedings, governmental investigations, warning letters, business strategies or future financial results.  All information set forth herein is as of the date of this Current Report on From 8-K.  We undertake no duty to update this information.  More information about potential factors that could cause our results to differ or adversely affect our business and financial results is included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and in our quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2008 and June 30, 2008, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations."  These reports are on file with the SEC and available at the SEC's website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC CONCEPTS, INC.
Date: October 21, 2008
By:	/s/ Martin J. Landon
	Name:	Martin J. Landon
	Title:	Sr. Vice President and Chief
Financial Officer